Exhibit 10.68
EXECUTION COPY
INTERCREDITOR AGREEMENT
     This INTERCREDITOR AGREEMENT, is dated as of July 31, 2007, and entered into by and among TERREMARK WORLDWIDE, INC., a Delaware corporation (the “Company”), CREDIT SUISSE, CAYMAN ISLANDS BRANCH (“Credit Suisse”), in its capacity as collateral agent for the First Lien Lenders (as defined below), including its successors and assigns from time to time (the “First Lien Collateral Agent”), and Credit Suisse, in its capacity as collateral agent for the Second Lien Lenders (as defined below), including its successors and assigns from time to time (the “Second Lien Collateral Agent”). Capitalized terms used herein but not otherwise defined herein have the meanings set forth in Section 1 below.
RECITALS
     WHEREAS, the Company, the lenders party thereto and the First Lien Collateral Agent, have entered into that certain First Lien Credit Agreement, dated as of the date hereof, providing for a term loan (as amended, restated, supplemented, modified or Refinanced from time to time, the “First Lien Credit Agreement”);
     WHEREAS, the Company, the lenders party thereto, and the Second Lien Collateral Agent, have entered into that certain Second Lien Credit Agreement, dated as of the date hereof, providing for a term loan (as amended, restated, supplemented, modified or Refinanced from time to time, the “Second Lien Credit Agreement”);
     WHEREAS, the obligations of the Company under the First Lien Credit Agreement and any Secured Hedge Agreements are secured by substantially all of the assets of the Company and certain Subsidiaries (such Subsidiaries and any future Subsidiaries of the Company providing a guaranty thereof, the “Subsidiary Guarantors”), pursuant to the terms of the First Lien Collateral Documents;
     WHEREAS, the obligations of the Company under the Second Lien Credit Agreement are secured by substantially all of the assets of the Company and the Subsidiary Guarantors, pursuant to the terms of the Second Lien Collateral Documents;
     WHEREAS, the First Lien Loan Documents and the Second Lien Loan Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and
     WHEREAS, in order to induce the First Lien Collateral Agent and the First Lien Secured Parties to consent to the Grantors incurring the Second Lien Obligations and to induce the First Lien Secured Parties to extend credit and other financial accommodations and lend monies to or for the benefit of the Company, or any other Grantor, the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties has agreed to the lien subordination, intercreditor and other provisions set forth in this Agreement.
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     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
     SECTION 1. Definitions.
     1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
     “Agreement” means this Agreement, as amended, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof.
     “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
     “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.
     “Business Day” means a day of the year on which banks are not required or authorized by law to close in New York, New York and, if the applicable Business Day relates to any Eurodollar Rate Loans, on which dealings are carried on in the London interbank market.
     “Cap Amount” means $150,000,000.
     “Closing Date” means July 31, 2007.
     “Collateral” means all property of the Grantors, now owned or hereafter acquired, upon which a Lien is purported to be created by any First Lien Collateral Document or Second Lien Collateral Document.
     “Comparable Second Lien Collateral Document” means, in relation to any Collateral subject to any Lien created under any First Lien Collateral Document, that Second Lien Loan Document which creates a Lien on the same Collateral, granted by the same Grantor.
     “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.
     “Discharge of First Lien Obligations” means, except to the extent otherwise provided in Section 5.5, (a) payment in full in cash of the principal of and interest (including interest accruing (or which would, absent the commencement of an Insolvency or Liquidation Proceeding, accrue) on or after the commencement of any
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Insolvency or Liquidation Proceeding at the rate set forth in the First Lien Credit Agreement) and premium, if any, on all Indebtedness outstanding under the First Lien Loan Documents, (b) payment in full in cash of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, including all obligations with respect to any Hedge Agreements that constitute First Lien Obligations (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding) and (c) termination of all other commitments of the First Lien Secured Parties under the First Lien Loan Documents.
     “Disposition” has the meaning set forth in Section 5.1.
     “First Lien Administrative Agent” means the “Administrative Agent” as defined in the First Lien Credit Agreement.
     “First Lien Collateral Agent” has the meaning set forth in the recitals hereto.
     “First Lien Collateral” means all property of any Grantor, now or hereafter acquired, upon which a Lien is purported to be created by any First Lien Loan Document.
     “First Lien Collateral Documents” means the Collateral Documents (as defined in the First Lien Credit Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any First Lien Obligations or under which rights or remedies with respect to such Liens are governed.
     “First Lien Credit Agreement” has the meaning set forth in the recitals hereto.
     “First Lien Lenders” means the “Lenders” under and as defined in the First Lien Credit Agreement.
     “First Lien Loan Documents” means the First Lien Credit Agreement and the Loan Documents (as defined in the First Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations under the First Lien Credit Agreement and the Loan Documents (as defined in the First Lien Credit Agreement), including any intercreditor or joinder agreement among holders of the First Lien Obligations, to the extent such are effective at the relevant time, in each case as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.
     “First Lien Obligations” means all Obligations outstanding under the First Lien Credit Agreement and the other First Lien Loan Documents, including the Secured Hedge Agreements. To the extent any payment with respect to the First Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security,
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enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. “First Lien Obligations” shall also include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Loan Document. Notwithstanding the foregoing, if Indebtedness constituting principal outstanding under the First Lien Credit Agreement is in the aggregate in excess of the Cap Amount, then only that portion of such principal amount of Loans equal to the Cap Amount shall be included in First Lien Obligations and interest and reimbursement obligations with respect to such principal amount of Loans shall only constitute First Lien Obligations to the extent related to principal amount of Loans included in the First Lien Obligations.
     “First Lien Security Agreement” means that certain Security Agreement dated as of the Closing Date pursuant to which a Lien is granted securing the First Lien Obligations.
     “First Lien Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.
     “First Lien Required Lenders” means the “Required Lenders” as defined in the First Lien Credit Agreement.
     “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
     “Grantors” means the Company and each of the Subsidiary Guarantors that have executed and delivered, or may from time to time hereafter execute and deliver, a First Lien Collateral Document or a Second Lien Collateral Document.
     “Hedging Obligation” of any Person means any obligation of such Person pursuant to any Secured Hedge Agreements.
     “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the First Lien Credit Agreement or the Second Lien Credit Agreement.
     “Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor, (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to any of their respective assets,
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(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy or (d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.
     “Lien” means any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, collateral assignment, deposit arrangement, encumbrance, lien (statutory or other) or charge or preference or priority over assets or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any financing lease having substantially the same economic effect as any of the foregoing).
     “Obligations” means any and all obligations with respect to the payment of (a) any principal of or interest or premium on any indebtedness, including any reimbursement obligation in respect of any letter of credit, or any other liability, including interest accruing after the filing of a petition initiating any proceeding under the Bankruptcy Code, (b) any fees, indemnification obligations, expense reimbursement obligations or other liabilities payable under the documentation governing any indebtedness, (c) any obligation to post cash collateral in respect of letters of credit or (d) any Hedging Obligations.
     “Person” or “Persons” means any natural person, corporation, limited liability company, trust (including a business trust), joint venture, association, company, partnership, Governmental Authority or other entity.
     “Pledged Collateral” has the meaning set forth in Section 5.4 hereof.
     “Recovery” has the meaning set forth in Section 6.5 hereof.
     “Refinance” means, in respect of any indebtedness or other obligation, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness or other obligation, in exchange or replacement for, such indebtedness or other obligation in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.
     “Second Lien Administrative Agent” means the “Administrative Agent” as defined in the Second Lien Credit Agreement.
     “Second Lien Collateral” means all property of any Grantor, now or hereafter acquired, upon which a Lien is purported to be created by any Second Lien Loan Document.
     “Second Lien Collateral Agent” has the meaning set forth in the preamble hereto.
     “Second Lien Collateral Documents” means the Collateral Documents (as defined in the Second Lien Credit Agreement) and any other agreement, document or
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instrument pursuant to which a Lien is granted securing any Second Lien Obligations or under which rights or remedies with respect to such Liens are governed.
     “Second Lien Credit Agreement” has the meaning set forth in the recitals hereto.
     “Second Lien Loan Documents” means the Second Lien Credit Agreement and the Loan Documents (as defined in the Second Lien Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations under the Second Lien Credit Agreement and the Loan Documents (as defined in the Second Lien Credit Agreement), in each case as each may be amended, restated, supplemented, modified, renewed, extended or Refinanced from time to time in accordance with the provisions of this Agreement.
     “Second Lien Lenders” means the “Lenders” under and as defined in the Second Lien Credit Agreement.
     “Second Lien Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned by any Grantor is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Liens are governed.
     “Second Lien Obligations” means all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Loan Documents. To the extent any payment with respect to the Second Lien Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential in any respect, set aside or required to be paid to a debtor in possession, trustee, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred. “Second Lien Obligations” shall also include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Loan Document.
     “Second Lien Secured Parties” means the “Secured Parties” as defined in the First Lien Credit Agreement.
     “Second Lien Required Lenders” means the “Required Lenders” as defined in the Second Lien Credit Agreement.
     “Secured Hedge Agreement” means any “Secured Hedge Agreement” under and as defined in the First Lien Credit Agreement as in effect on the date hereof entered into in order to satisfy Section 6.18 of the First Lien Credit Agreement, in each case as in effect on the date hereof without giving effect to any amendment or modification thereto.
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     “Standstill Period” has the meaning set forth in Section 3.1 hereof.
     “Subsidiary” of a Person means a corporation, partnership, limited liability company or other business entity of which a majority of the shares of securities or other interests having ordinary voting power for the election of directors or other governing body (other than securities or interests having such power only by reason of the happening of a contingency) are at the time beneficially owned, directly or indirectly, through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Borrower.
     “Uniform Commercial Code” or “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.
     1.2 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, renewed, extended or otherwise modified (subject to any restrictions on such amendments, restatements, supplements, renewals, extensions or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections shall be construed to refer to Sections of this Agreement, (e) any reference to any law or regulation herein shall refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
     SECTION 2. Lien Priorities.
     2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Second Lien Obligations granted on the Collateral or of any Liens securing the First Lien Obligations granted on the Collateral and notwithstanding any provision of the UCC, or any applicable law or the Second Lien Loan Documents or any defect or deficiencies in, or failure to perfect the Liens securing the First Lien Obligations or any other circumstance whatsoever, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby agrees that: (a) any Lien on the Collateral securing any First Lien Obligations now or hereafter held by or on behalf of, or created for the benefit of,
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the First Lien Collateral Agent or any First Lien Secured Parties or any agent or trustee therefor, regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects and prior to any Lien on the Collateral securing any of the Second Lien Obligations, regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise; and (b) any Lien on the Collateral now or hereafter held by or on behalf of, or created for the benefit of, the Second Lien Collateral Agent, any Second Lien Secured Parties or any agent or trustee therefor regardless of how acquired, whether by judgment, grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinate in all respects to all Liens on the Collateral securing any First Lien Obligations. The Second Lien Collateral Agent for itself and on behalf of the Second Lien Secured Parties expressly agrees that any Lien purported to be granted on any Collateral as security for the First Lien Obligations shall be and remain senior in all respects and prior to all Liens on the Collateral securing any Second Lien Obligations for all purposes regardless of whether the Lien purported to be granted is found to be improperly granted, improperly perfected, a fraudulent conveyance or legally or otherwise deficient in any manner, and whether or not such Liens securing any First Lien Obligations are subordinated to any Liens securing any other obligations of the Company or any Subsidiary Guarantor.
     2.2 Prohibition on Contesting Liens. Each of the Second Lien Collateral Agent, for itself and on behalf of each Second Lien Secured Party, and the First Lien Collateral Agent, for itself and on behalf of each First Lien Secured Party, agrees that it shall not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of a Lien held by or on behalf of any of the First Lien Secured Parties in the First Lien Collateral or by or on behalf of any of the Second Lien Secured Parties in the Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Collateral Agent or any First Lien Secured Parties to enforce this Agreement, including the priority of the Liens securing the First Lien Obligations as provided in Sections 2.1 and 3.1.
     2.3 No New Liens. So long as the Discharge of First Lien Obligations has not occurred, the parties hereto agree that the Company shall not, and shall not permit any Subsidiary Guarantor to, (a) grant or permit any additional Liens on any asset or property to secure any Second Lien Obligation unless it has granted a Lien on such asset or property to secure the First Lien Obligations, and (b) grant or permit any additional Liens on any asset or property to secure any First Lien Obligations unless it has granted a Lien on such asset or property to secure the Second Lien Obligations. To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Collateral Agent and/or the First Lien Secured Parties, the Second Lien Collateral Agent, on behalf of Second Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.
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     2.4 Similar Liens and Agreements. The parties hereto (including the Company and the Subsidiary Guarantors) agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be and remain identical. In furtherance of the foregoing and of Section 8.10, the parties hereto agree, subject to the other provisions of this Agreement:
          (a) upon request by the First Lien Collateral Agent or the Second Lien Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the First Lien Collateral and the Second Lien Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the First Lien Loan Documents and the Second Lien Loan Documents; and
          (b) that the documents and agreements creating or evidencing the First Lien Collateral and the Second Lien Collateral and guarantees for the First Lien Obligations and the Second Lien Obligations shall be in all material respects the same forms of documents other than with respect to the first lien and the second lien nature of the obligations thereunder.
     SECTION 3. Enforcement.
     3.1 Exercise of Remedies.
          (a) Until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the Second Lien Collateral Agent and the Second Lien Secured Parties:
     (i) will not exercise or seek to exercise any rights or remedies (including set-off and the right to credit bid their debt) with respect to any Collateral (including the exercise of any right under any lockbox agreement, control account agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Second Lien Collateral Agent or any Second Lien Secured Party is a party or which runs for the benefit of the Second Lien Collateral Agent or any Second Lien Secured Party or the enforcement of or execution on any judgment Lien) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure);
     (ii) will not contest, protest or object to any foreclosure proceeding or action brought by the First Lien Collateral Agent or any First Lien Secured Party or any other exercise by the First Lien Collateral Agent or any First Lien Secured Party, of any rights and remedies relating to the First Lien Collateral or otherwise; or
     (iii) subject to their rights under clause (a)(i) above, will not object to the forbearance by the First Lien Collateral Agent or the First Lien Secured Parties from bringing or pursuing any foreclosure proceeding or action or any other exercise of any rights or remedies relating to the First Lien Collateral;
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     provided that if an Event of Default (as defined in the Second Lien Credit Agreement (as in effect on the date hereof, or as amended in the form the First Lien Secured Parties, the Second Lien Secured Parties and the Borrower have agreed)) has occurred and for so long as such Event of Default is continuing, subject at all times to the provisions of Sections 2.1 and 4, after expiration of a 180-day period (the “Standstill Period”) which shall commence on the date of receipt by the First Lien Collateral Agent of the written notice of the Second Lien Collateral Agent of such Event of Default and written demand by the Second Lien Administrative Agent to the Company for the accelerated payment of all Second Lien Obligations (unless any Grantor is subject to an Insolvency or Liquidation Proceeding by reason of which such declaration and the making of such demand is stayed, in which case, commencing on the date of the commencement of such Insolvency or Liquidation Proceeding), the Second Lien Collateral Agent may take action to enforce its Liens on the Second Lien Collateral (including the institution of any action or proceeding with respect to its rights or remedies with respect to any Second Lien Collateral) upon 3 days’ prior written notice to the First Lien Collateral Agent (which notice may be given prior to the completion of such 180-day period, but not prior to the 150th day of such period), but only so long as the First Lien Collateral Agent is not diligently pursuing in good faith the exercise of its enforcement rights or remedies against, or diligently attempting to vacate any stay on enforcement of its Liens on, all the Collateral (including, commencement of any reasonable action to foreclose its Liens on such Collateral, any reasonable action to take possession of such Collateral or commencement of any reasonable legal proceedings or actions against or with respect to such Collateral); after the expiration of the Standstill Period and after the Second Lien Collateral Agent has provided at least five days’ prior written notice to the First Lien Collateral Agent (which may occur during the Standstill Period as provided above) that it intends to commence action to enforce its Lien and provided that neither the First Lien Collateral Agent nor the First Lien Secured Parties have commenced in good faith any action to enforce their Lien on any Collateral (and are continuing to pursue such actions in good faith) within five days after receipt of such notice, in the event that and for as long as the Second Lien Collateral Agent shall have commenced any actions to enforce its Lien on all or any substantial proportion of any Collateral to the extent permitted hereunder and is diligently pursuing such actions, neither the First Lien Collateral Agent nor the First Lien Secured Parties shall take any action of a similar nature with respect to such Collateral; provided that all other provisions of this Agreement are complied with in all material respects.
          (b) Except as set forth in (a) above or until the Discharge of First Lien Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor, the First Lien Collateral Agent and the First Lien Secured Parties shall, except as otherwise expressly provided herein, have the exclusive right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and make determinations regarding the release, disposition, or restrictions with respect to the Collateral without any consultation with or the consent of the Second Lien Collateral Agent or any Second Lien Secured Party. The First Lien Collateral Agent shall provide at least five days notice to the Second Lien Collateral Agent of its intent to exercise and enforce its rights or remedies with respect to the Collateral. In exercising rights and remedies with respect to the
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Collateral, the First Lien Collateral Agent and the First Lien Secured Parties may enforce the provisions of the First Lien Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under Bankruptcy Laws of any applicable jurisdiction.
          (c) Notwithstanding the foregoing, the Second Lien Collateral Agent and any Second Lien Secured Party may:
     (i) file a claim or statement of interest with respect to the Second Lien Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against the Company or any other Grantor;
     (ii) take any action (not adverse to the priority status of the Liens on the Collateral securing the First Lien Obligations, or the rights of any First Lien Collateral Agent or the First Lien Secured Parties to exercise remedies in respect thereof) in order to create, perfect, preserve or protect its Lien on the Collateral;
     (iii) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties, including any claims secured by the Collateral, if any, in each case in accordance with the terms of this Agreement;
     (iv) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Second Lien Obligations and the Collateral;
     (v) exercise any of its rights or remedies with respect to the Collateral after the termination of the Standstill Period to the extent permitted by Section 3.1(a)(i);
     (vi) present a cash bid at any Section 363 hearing or with respect to any other Collateral disposition;
     (vii) offer to provide and provide DIP financing under Section 364; provided, however, that (i) any such DIP financing shall not impair the rights of the First Lien Lenders, the First Lien Collateral Agent, or the First Lien Secured Parties other than with respect to the superpriority lien status of any liens granted to the DIP Financing lender, and (ii) any such DIP financing proposal shall be consistent with the applicable provisions of Section 6 hereof; and
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     (viii) take any other action not specifically prohibited hereby.
     The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that it will not take or receive any Collateral or any proceeds of Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any Collateral in its capacity as a creditor, in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of First Lien Obligations has occurred, except as expressly provided in Section 3.1(a), Section 6 and this Section 3.1(c), the sole right of the Second Lien Collateral Agent and the Second Lien Secured Parties with respect to the Collateral is to hold a Lien on the Collateral pursuant to the Second Lien Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of First Lien Obligations has occurred.
     (d) Subject to Sections 3.1(a) and (c) and Section 6:
     (i) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, agrees that the Second Lien Collateral Agent and the Second Lien Secured Parties will not take any action that would hinder any exercise of remedies under the First Lien Loan Documents or is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Collateral, whether by foreclosure or otherwise;
     (ii) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby waives any and all rights it or the Second Lien Secured Parties may have as a junior lien creditor or otherwise to object to the manner in which the First Lien Collateral Agent or the First Lien Secured Parties seek to enforce or collect the First Lien Obligations or the Liens securing the First Lien Obligations granted in any of the First Lien Collateral undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the First Lien Collateral Agent or First Lien Secured Parties is adverse to the interest of the Second Lien Secured Parties so long as done in compliance with the Bankruptcy Code; and
     (iii) the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Second Lien Collateral Documents or any other Second Lien Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Collateral Agent or the First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Loan Documents.
          (e) Except as otherwise specifically set forth in Sections 3.1(a) and (d), the Second Lien Collateral Agent and the Second Lien Secured Parties may exercise rights and remedies as unsecured creditors against the Company or any other Grantor that has guaranteed or granted Liens to secure the Second Lien Obligations in
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accordance with the terms of the Second Lien Loan Documents and applicable law; provided that in the event that any Second Lien Secured Party becomes a judgment Lien creditor in respect of Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Lien Obligations) as the other Liens securing the Second Lien Obligations are subject to this Agreement.
          (f) Except as specifically set forth in Sections 3.1(a) and (d) and Section 4, nothing in this Agreement shall prohibit the receipt by the Second Lien Collateral Agent or any Second Lien Secured Parties of the required payments of interest, principal and other amounts owed in respect of the Second Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Second Lien Collateral Agent or any Second Lien Secured Parties of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the First Lien Collateral Agent or the First Lien Secured Parties may have with respect to the First Lien Collateral.
     SECTION 4. Payments.
     4.1 Application of Proceeds. So long as the Discharge of First Lien Obligations has not occurred, any proceeds of the Collateral received in connection with the sale or other disposition of, or collection on, such Collateral, shall be applied by the First Lien Collateral Agent to the First Lien Obligations in such order as specified in the relevant First Lien Loan Documents, unless the First Lien Lenders agree to waive any such payments in accordance with the terms of the First Lien Loan Documents, or such payments are not otherwise required to be applied to repay First Lien Obligations under the First Lien Loan Documents. Upon the Discharge of the First Lien Obligations, the First Lien Collateral Agent shall deliver, without warranty or representation or recourse, any proceeds of Collateral held by it in the same form as received to the Second Lien Collateral Agent, with any necessary endorsements to be applied by the Second Lien Collateral Agent to the Second Lien Obligations in such order as specified in the Second Lien Collateral Documents or as a court of competent jurisdiction may otherwise direct.
     4.2 Payments Over. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof (together with assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by the Second Lien Collateral Agent or any Second Lien Secured Parties relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct, unless the First Lien Lenders agree to waive any such payments over. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable until such time as this Agreement is terminated in accordance with its terms.
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     4.3 Certain Agreements with respect to Unenforceable Collateral. In addition to the rights and obligations of the First Lien Collateral Agent, the Second Lien Collateral Agent, the First Lien Secured Parties and Second Lien Secured Parties set forth herein, in the event that in any Insolvency or Liquidation Proceeding a determination is made that Liens encumbering any Collateral are not enforceable for any reason, then the Second Lien Collateral Agent and the Second Lien Secured Parties agree that, any distribution or recovery they may receive with respect to, or allocable to, the value of such Collateral or any proceeds thereof shall (for so long as the Discharge of the First Lien Obligations has not occurred) be segregated and held in trust and forthwith paid over to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Collateral Agent that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct until such time as the Discharge of First Lien Obligations has occurred. The First Lien Collateral Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Agent or any such Second Lien Secured Parties. This authorization is coupled with an interest and is irrevocable.
     SECTION 5. Other Agreements.
     5.1 Releases.
          (a) If in connection with the exercise of the First Lien Collateral Agent’s rights and remedies in respect of the Collateral provided for in Section 3.1, or the entry of an order by a bankruptcy court pursuant to Section 363 of the Bankruptcy Court authorizing the sale of all or any portion of the Collateral, the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral or releases any Subsidiary Guarantor from its obligations under its guarantee of the First Lien Obligations, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, on such Collateral, and the obligations of such Subsidiary Guarantor under its guarantee of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent or such Subsidiary Guarantor such termination statements, releases and other documents as the First Lien Collateral Agent or such Subsidiary Guarantor may request to effectively confirm such release.
          (b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the First Lien Loan Documents and the Second Lien Loan Documents (other than in connection with the exercise of the First Lien Collateral Agent’s rights and remedies in respect of the Collateral provided for in Section 3.1), the First Lien Collateral Agent, for itself or on behalf of any of the First Lien Secured Parties, releases any of its Liens on any part of the Collateral, or releases any Subsidiary Guarantor from its obligations under its guarantee of the First Lien Obligations, in each case other than (A)
Terremark — Intercreditor Agreement

in connection with the Discharge of First Lien Obligations and (B) after the occurrence and during the continuance of any Event of Default under the Second Lien Credit Agreement, then the Liens, if any, of the Second Lien Collateral Agent, for itself or for the benefit of the Second Lien Secured Parties, on such Collateral, and the obligations of such Subsidiary Guarantor under its guarantee of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released. The Second Lien Collateral Agent, for itself or on behalf of any such Second Lien Secured Parties, promptly shall execute and deliver to the First Lien Collateral Agent and the Grantor party to such Disposition or such Subsidiary Guarantor, as applicable, such termination statements, releases and other documents as the First Lien Collateral Agent or such Grantor or Subsidiary Guarantor may request to effectively confirm such release.
          (c) Until the Discharge of First Lien Obligations occurs, the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby irrevocably constitutes and appoints the First Lien Collateral Agent and any officer or agent of the First Lien Collateral Agent, with full power of substitution, as its true and lawful attorney-in-fact, coupled with an interest, with full irrevocable power and authority in the place and stead of the Second Lien Collateral Agent or such holder or in the First Lien Collateral Agent’s own name, from time to time in the First Lien Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.
          (d) Until the Discharge of First Lien Obligations occurs, to the extent that the First Lien Collateral Agent or the First Lien Secured Parties (i) have released any Lien on Collateral or any Subsidiary Guarantor from its obligation under its guarantee and any such Liens or guarantee are later reinstated or (ii) obtain any new Liens or additional guarantees from any Subsidiary Guarantor, then the Company shall cause the Second Lien Collateral Agent, for itself and for the Second Lien Secured Parties to be granted a Lien on any such Collateral, subject to the lien subordination provisions of this Agreement, and an additional guarantee, as the case may be.
          (e) In the event that (i) the principal amount of funded First Lien Obligations, plus the aggregate principal amount of unfunded commitments under the First Lien Credit Agreement (collectively, the “First Lien Obligations Amount”), at any date of determination no longer constitute at least 15% of the sum of (A) the First Lien Obligations Amount and (B) the principal amount of funded Second Lien Obligations, plus the aggregate principal amount of unfunded commitments under the Second Lien Credit Agreement (collectively, the “Second Lien Obligations Amount”) and (ii) no Default or Event of Default under and as defined in the Second Lien Credit Agreement shall have occurred and be continuing, then any release provided for in Section 5.1(b) above (except for releases given in connection with a Disposition permitted under the First Lien Loan Documents and the Second Lien Loan Documents) shall require the consent of the First Lien Secured Parties and Second Lien Secured Parties representing in the aggregate more than 50% of the sum of (i) the First Lien Obligations Amount and (ii) the Second Lien Obligations Amount.
Terremark — Intercreditor Agreement

     5.2 Insurance; Condemnation. The First Lien Collateral Agent and the Second Lien Collateral Agent shall be named as additional insureds and each shall be named as loss payee (on behalf of the First Lien Secured Parties and the Second Lien Secured Parties, respectively) under any insurance policies (other than business interruption insurance) maintained from time to time by any Grantor. The First Lien Collateral Agent and the Second Lien Collateral Agent agree that: (i) unless and until the Discharge of First Lien Obligations has occurred, the First Lien Collateral Agent and the First Lien Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the First Lien Loan Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral and (ii) unless and until the Discharge of First Lien Obligations has occurred, and subject to the rights of the Grantors under the First Lien Loan Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to the Collateral shall be paid to the First Lien Collateral Agent for the benefit of the First Lien Secured Parties pursuant to the terms of the First Lien Loan Documents and thereafter, to the extent no First Lien Obligations are outstanding, to the Second Lien Collateral Agent for the benefit of the Second Lien Secured Parties to the extent required under the Second Lien Collateral Documents and then, to the extent no Second Lien Obligations are outstanding, to the owner of the subject property, such other person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct and (iii) until the Discharge of First Lien Obligations has occurred, if the Second Lien Collateral Agent or any Second Lien Secured Parties shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall pay such proceeds over to the First Lien Collateral Agent in accordance with the terms of Section 4.2.
     5.3 Amendments to First Lien Loan Documents and Second Lien Loan Documents.
          (a) The First Lien Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the First Lien Credit Agreement may be Refinanced, in each case, without notice to, or the consent of, the Second Lien Collateral Agent or the Second Lien Secured Parties, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Second Lien Collateral Agent and the Second Lien Secured Parties to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not:
     (i) contravene the provisions of this Agreement;
     (ii) increase the then outstanding aggregate principal amount of the loans under the First Lien Loan Documents in excess of the Cap Amount;
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     (iii) increase the “Applicable Rate” or similar component of the interest rate by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate);
     (iv) extend the scheduled maturity of the First Lien Credit Agreement or any Refinancing thereof beyond the scheduled maturity of the Second Lien Credit Agreement or any Refinancing thereof;
     (v) reduce the principal amount of Second Lien Obligations permitted to be incurred under the First Lien Loan Documents; or
     (vi) modify (or have the effect of a modification of) the mandatory prepayment provisions of the First Lien Credit Agreement in a manner adverse to the lenders under the Second Lien Credit Agreement.
          (b) Without the prior written consent of the First Lien Collateral Agent, no Second Lien Loan Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Second Lien Loan Document, would:
     (i) contravene the provisions of this Agreement;
     (ii) increase the “Applicable Rate” or similar component of the interest rate by more than 3.00% per annum (excluding increases resulting from the accrual of interest at the default rate);
     (iii) change (to earlier dates) any dates upon which payments of principal or interest are due thereon;
     (iv) change any default or Event of Default thereunder in a manner adverse to the loan parties thereunder;
     (v) change the redemption, prepayment or defeasance provisions thereof;
     (vi) change any collateral therefor (other than to release such collateral and other than to add Collateral that is also provided to the First Lien Collateral Agent), or
     (vii) increase the obligations of the loan parties thereunder or confer any additional rights on the Second Lien Lenders which would be adverse to the First Lien Lenders.
          The Second Lien Credit Agreement may only be Refinanced with Permitted Refinancing Indebtedness (as defined in the First Lien Credit Agreement); provided that the “Applicable Rate” or similar component of the interest rate for such Permitted Refinancing Indebtedness does not exceed the “Applicable Rate” or similar
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           component of the interest rate set forth in the Second Lien Credit Agreement as of the date hereof by more than 3.00% per annum.
          (c) The Second Lien Collateral Agent, on behalf of the Second Lien Secured Parties, agrees that each Second Lien Collateral Document shall include the following language (or language to similar effect approved by the First Lien Collateral Agent):
“Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement, dated as of July 31, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”), among Terremark Woldwide, Inc., a Delaware corporation, Credit Suisse, Cayman Islands Branch (“Credit Suisse”), as First Lien Collateral Agent, and Credit Suisse, as Second Lien Collateral Agent, and certain other persons party or that may become party thereto from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”
In addition, the Company and the Second Lien Collateral Agent agree that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Collateral Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Collateral Document covering such Collateral.
          (d) In the event any First Lien Collateral Agent or the First Lien Secured Parties and the relevant Grantor enter into any amendment, waiver or consent in respect of any of the First Lien Collateral Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any First Lien Collateral Document or changing in any manner the rights of the First Lien Collateral Agent, such First Lien Secured Parties, the Company or any other Grantor thereunder, then such amendment, waiver or consent shall apply automatically to any comparable provision of the Comparable Second Lien Collateral Document without the consent of the Second Lien Collateral Agent or the Second Lien Secured Parties and without any action by the Second Lien Collateral Agent, the Second Lien Administrative Agent the Company or any other Grantor, provided that:
     (i) no such amendment, waiver or consent shall have the effect of: (A) removing assets subject to the Lien of the Second Lien Collateral Documents, except to the extent that a release of such Lien is permitted or required by Section 5.1 and provided that there is a corresponding release of such Lien securing the First Lien Obligations; (B) imposing duties on the Second Lien Collateral Agent without its consent; (C) permitting other Liens on the Collateral not permitted under the terms of the Second Lien Loan Documents or Section 6;
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or (D) being prejudicial to the interests of the Second Lien Secured Parties to a greater extent than the First Lien Secured Parties; and
     (ii) notice of such amendment, waiver or consent shall have been given to the Second Lien Collateral Agent within ten Business Days after the effective date of such amendment, waiver or consent.
     5.4 Bailee for Protection.
          (a) The First Lien Collateral Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon by possession or control under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the First Lien Secured Parties and as bailee on behalf of or for the benefit of the Second Lien Collateral Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting by possession or delivery the security interest granted under the First Lien Loan Documents and the Second Lien Loan Documents, respectively, subject to the terms and conditions of this Section 5.4.
          (b) The First Lien Collateral Agent shall have no obligation whatsoever to the First Lien Secured Parties, the Second Lien Collateral Agent or any Second Lien Secured Party to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any person except as expressly set forth in this Section 5.4. The duties or responsibilities of the First Lien Collateral Agent under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee for the benefit of and on behalf of the First Lien Secured Parties, the Second Lien Collateral Agent and the Second Lien Secured Parties and any permitted assignee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of First Lien Obligations as provided in paragraph (d) below.
          (c) The First Lien Collateral Agent acting pursuant to this Section 5.4 shall not have by reason of the First Lien Collateral Documents, the Second Lien Collateral Documents, this Agreement or any other document a fiduciary relationship in respect of the First Lien Secured Parties, the Second Lien Collateral Agent or any Second Lien Secured Party.
          (d) Upon the Discharge of First Lien Obligations under the First Lien Loan Documents to which the First Lien Collateral Agent is a party, the First Lien Collateral Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Second Lien Collateral Agent, unless the Second Lien Collateral Agent has declined to accept such delivery, and second, if the Second Lien Collateral Agent has declined to accept such delivery, to the Company (in each case, so as to allow such person to obtain possession or control of such Pledged Collateral) unless and to the extent a court of competent jurisdiction shall otherwise direct. The First Lien Collateral Agent further agrees to take all other action as a court of competent jurisdiction may otherwise direct.
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     5.5 When Discharge of First Lien Obligations Deemed to Not Have Occurred. If, at any time in connection with or after the Discharge of First Lien Obligations has occurred, the Company either in connection therewith or thereafter enters into any Refinancing of any First Lien Loan Document evidencing a First Lien Obligation which Refinancing is permitted pursuant to Section 5.3(a)(ii), then such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of First Lien Obligations), and, from and after the date on which the New First Lien Debt Notice (as defined below) is delivered to the Second Lien Collateral Agent in accordance with the next sentence, the obligations under such Refinancing of the First Lien Loan Document shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the First Lien Collateral Agent under such First Lien Loan Documents shall be the First Lien Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New First Lien Debt Notice”) stating that the Company has entered into a new First Lien Loan Document (which notice shall include the identity of the new first lien collateral agent, such agent, the “New Agent”), the Second Lien Collateral Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). Simultaneously, the New Agent shall agree in a writing addressed to the Second Lien Collateral Agent for the benefit of itself and the Second Lien Secured Parties to be bound by the terms of this Agreement. If the new First Lien Obligations under the new First Lien Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the Second Lien Obligations, then the Second Lien Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Second Lien Collateral Documents and this Agreement.
     5.6 Purchase Right.
          (a) If all of the First Lien Obligations shall have been accelerated (including any automatic acceleration in connection with any Insolvency or Liquidation Proceeding with respect to the Company) or shall remain unpaid immediately following the Maturity Date as defined in the First Lien Credit Agreement (as in effect on the date hereof), the Second Lien Secured Parties shall have the option, commencing upon such date of acceleration or failure to pay and terminating ninety (90) days thereafter, upon at least five (5) Business Days’ prior written notice by the Second Lien Collateral Agent to the First Lien Collateral Agent (with a copy to the Company) to purchase all, and not less than all, of the First Lien Obligations from the First Lien Collateral Agent and the First Lien Secured Parties. Such notice from the Second Lien Collateral Agent to the First Lien Collateral Agent shall be irrevocable.
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          (b) On the date specified by the Second Lien Collateral Agent in such notice (which shall not be less than five (5) Business Days, nor more than fifteen (15) Business Days, after the receipt by the First Lien Collateral Agent of the notice from the Second Lien Collateral Agent of the election by the Second Lien Secured Parties to exercise such option), the First Lien Collateral Agent and the First Lien Secured Parties shall sell to the Second Lien Secured Parties exercising such option, and such Second Lien Secured Parties shall purchase from the First Lien Collateral Agent and the First Lien Secured Parties, the First Lien Obligations without the prior written consent of the Company.
          (c) Upon the date of such purchase and sale, the Second Lien Secured Parties that have exercised such option shall, pursuant to documentation in form and substance reasonably satisfactory to the First Lien Collateral Agent and the First Lien Administrative Agent, (i) pay to the First Lien Secured Parties as the purchase price therefor the full amount of all the First Lien Obligations then outstanding and unpaid (including principal, the credit exposure of the First Lien Secured Parties under all Secured Hedge Agreements, interest, fees and expenses, including reasonable attorneys’ fees and legal expenses) at par, and (ii) agree to reimburse the First Lien Collateral Agent and the First Lien Secured Parties for any checks or other payments provisionally credited to the First Lien Obligations, and/or as to which the First Lien Collateral Agent or any First Lien Secured Party has not yet received final payment. Such purchase price shall be remitted by wire transfer in federal funds to such bank account of the First Lien Collateral Agent for the ratable account of the First Lien Collateral Agent and the First Lien Secured Parties in New York, New York, as the First Lien Collateral Agent may designate in writing to the Second Lien Collateral Agent for such purpose. Interest shall be calculated to but excluding the Business Day on which such purchase and sale shall occur if the amounts so paid by the Second Lien Secured Parties that have exercised such option to the bank account designated by the First Lien Collateral Agent are received in such bank account prior to 1:00 p.m., New York City time and interest shall be calculated to and including such Business Day if the amounts so paid by such Second Lien Secured Parties to the bank account designated by the First Lien Collateral Agent are received in such bank account later than 1:00 p.m., New York City time on such Business Day.
          (d) Such purchase shall be expressly made without recourse, representation or warranty of any kind by the First Lien Collateral Agent or any First Lien Secured Party as to the First Lien Obligations owed to such Person or otherwise, except that each such Person shall represent and warrant: (i) the amount of the First Lien Obligations being sold by it, (ii) that such Person has not created any Lien on any First Lien Obligation being sold by it and (iii) that such Person has the right to assign First Lien Obligations being assigned by it and its assignment is duly authorized.
          (e) The First Lien Collateral Agent agrees that prior to foreclosing upon, or selling or otherwise realizing upon, all or a material portion of the Collateral, it will provide the Second Lien Collateral Agent with at least ten (10) days’ notice of its intent to commence such foreclosure, sale or other realization. If the Second Lien Collateral Agent shall give the First Lien Collateral Agent written notice of any Second Lien Secured Party’s intention to exercise the purchase option provided under
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           this Section 5.6 prior to the foreclosure, sale or other realization by the First Lien Collateral Agent with respect to such Collateral, the First Lien Collateral Agent shall not continue such foreclosure action or initiate any other action to sell or otherwise realize upon any of the Collateral so long as the purchase and sale with respect to the First Lien Obligations provided for herein shall have closed within ten (10) Business Days thereafter and the First Lien Collateral Agent and the First Lien Secured Parties shall have received payment in full of the First Lien Obligations as provided for herein within such ten (10) Business Day period.
     SECTION 6. Insolvency or Liquidation Proceedings.
     6.1 Finance and Sale Issues. Until the Discharge of First Lien Obligations has occurred, if the Company or any other Grantor shall be subject to any Insolvency or Liquidation Proceeding and the First Lien Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code), on which the First Lien Collateral Agent or any other creditor has a Lien or to permit the Company or any other Grantor to obtain financing, whether from the First Lien Secured Parties or any other person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”), then the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that (1) it will raise no objection to such Cash Collateral use or DIP Financing, (2) to the extent the Liens securing the First Lien Obligations are subordinated to or pari passu with such DIP Financing, the Second Lien Collateral Agent will subordinate its Liens in the Collateral to (x) the Liens securing such DIP Financing (and all Obligations relating thereto), (y) any adequate protection Liens provided to the First Lien Secured Parties, the First Lien Collateral Agent, or the First Lien Lenders, and (z) any “carve-out” for professional fees and fees payable under 28 U.S.C. §1930(a)(7) agreed to by the First Lien Collateral Agent, and (3) it will not request adequate protection or any other relief in connection therewith except to the extent permitted in Section 6.3; provided that the foregoing shall not prevent the Second Lien Secured Parties from (i) objecting to any DIP Financing relating to any provision or content of a plan of reorganization or (ii) proposing any other DIP Financing to the Company in any Insolvency or Liquidation Proceeding so long as such DIP Financing does not impair the rights of the First Lien Collateral Agent, the First Lien Secured Parties, or the First Lien Lenders other than with respect to the superpriority lien status of any liens granted to the DIP Financing lender; provided further that (a)(1) the aggregate principal amount of the DIP Financing plus (2) the aggregate outstanding principal amount of the loans outstanding under the First Lien Credit Agreement and the other First Lien Loan Documents in the case of clause (a)(2) after giving effect to the incurrence of such DIP Financing and the application of proceeds thereof, does not exceed the Cap Amount plus $30,000,000 (it being understood that any “roll-up” of the First Lien Obligations into any DIP Financing shall not be considered part of such DIP Financing) and the Second Lien Collateral Agent and the Second Lien Secured Parties retain the right to object to any ancillary agreements or arrangements regarding Cash Collateral use or the DIP Financing that are materially prejudicial to their interests. The Second Lien Collateral Agent on behalf of the Second Lien Secured Parties, agrees that it will raise no objection or oppose a motion to sell or otherwise dispose of any Collateral free and clear of its Liens or other claims under
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Section 363 of the Bankruptcy Code if the requisite First Lien Secured Parties have consented to such sale or disposition of such assets, and such motion does not impair the rights of the Second Lien Secured Parties under Section 363(k) of the Bankruptcy Code and is otherwise undertaken in compliance with the Bankruptcy Code.
     6.2 Relief from the Automatic Stay. Until the Discharge of First Lien Obligations has occurred, the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall seek (or take any affirmative action in support of any other person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral, without the prior written consent of the First Lien Collateral Agent.
     6.3 Adequate Protection.
          (a) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that none of them shall contest (or support any other person contesting):
     (i) any request by the First Lien Collateral Agent or the First Lien Secured Parties for adequate protection or relief from the automatic stay; or
     (ii) any objection by the First Lien Collateral Agent or the First Lien Secured Parties to any motion, relief, action or proceeding based on the First Lien Collateral Agent or the First Lien Secured Parties claiming a lack of adequate protection; or
     (iii) the payment of interest, fees, expenses or other amounts to the First Lien Collateral Agent or any other First Lien Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise, to the extent that the Discharge of First Lien Obligations has not occurred.
          (b) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:
     (i) if the First Lien Secured Parties (or any subset thereof) are granted adequate protection in the form of additional collateral in connection with any Cash Collateral use or DIP Financing, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, may seek or request adequate protection in the form of a Lien on such additional collateral, which Lien will be subordinated to the Liens securing the First Lien Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to the First Lien Obligations under this Agreement; and
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     (ii) in the event the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, seeks or requests adequate protection in respect of Second Lien Obligations and such adequate protection is granted in the form of additional collateral, then the Second Lien Collateral Agent, on behalf of itself or any of the Second Lien Secured Parties, agrees that the First Lien Collateral Agent shall also be granted a senior Lien on such additional collateral as security for the First Lien Obligations and for any Cash Collateral use or DIP Financing provided by the First Lien Secured Parties and that any Lien on such additional collateral securing the Second Lien Obligations shall be subordinated to the Lien on such collateral securing the First Lien Obligations and any such DIP Financing provided by the First Lien Secured Parties (and all Obligations relating thereto) and to any other Liens granted to the First Lien Secured Parties as adequate protection on the same basis as the other Liens securing the Second Lien Obligations are so subordinated to such First Lien Obligations under this Agreement. Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to the Collateral, nothing herein shall limit the rights of the Second Lien Collateral Agent or the Second Lien Secured Parties from seeking adequate protection with respect to their rights in the Collateral in any Insolvency or Liquidation Proceeding including adequate protection in the form of a cash payment, periodic cash payments, cash payments of interest or other cash payments; provided, however, that, unless the Discharge of First Lien Obligations occurs on the effective date of any plan of reorganization in an Insolvency or Liquidation Proceeding (such date, the “Effective Date”), any payment received by holders of Second Lien Obligations pursuant to this clause Section 6.3(ii) or in any other form on account of the Second Lien Obligations shall be turned over by the Second Lien Collateral Agent and Second Lien Secured Parties to the First Lien Collateral Agent for the benefit of First Lien Secured Parties on the Effective Date or dismissal of such Insolvency or Liquidation Proceeding.
     6.4 No Waiver. Subject to Sections 3.1(a) and (d) or except as expressly set forth herein, nothing contained herein shall prohibit or in any way limit the First Lien Collateral Agent or any First Lien Secured Party from objecting in any Insolvency or Liquidation Proceeding or otherwise to any action taken by the Second Lien Collateral Agent or any of the Second Lien Secured Parties, including the seeking by the Second Lien Collateral Agent or any Second Lien Secured Parties of adequate protection or the asserting by the Second Lien Collateral Agent or any Second Lien Secured Parties of any of its rights and remedies under the Second Lien Loan Documents or otherwise.
     6.5 Avoidance Issues. If any First Lien Secured Party is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the Company or any other Grantor any amount paid in respect of the First Lien Obligations (a “Recovery”), then such First Lien Secured Parties shall be entitled to a reinstatement of the First Lien Obligations with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery or any finding of the invalidity of a Lien of the First Lien Collateral Agent, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
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     6.6 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, both on account of the First Lien Obligations and on account of Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.
     6.7 Post-Petition Interest.
          (a) Neither the Second Lien Collateral Agent nor any Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Collateral Agent or any First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of the First Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of any First Lien Secured Party’s Lien, without regard to the existence of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral.
          (b) Neither the First Lien Collateral Agent nor any other First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Agent or any Second Lien Secured Party for allowance (but not, until the Discharge of First Lien Obligations, the payment of) in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Lien of the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties on the Collateral (after taking into account the First Lien Collateral).
     6.8 Waiver. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, waives any claim it may hereafter have against any First Lien Secured Party arising out of the election of any First Lien Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral or financing arrangement or out of any grant of a security interest in connection with the Collateral in any Insolvency or Liquidation Proceeding.
     6.9 Separate Grants of Security and Separate Classification. The Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, and the First Lien Collateral Agent for itself and on behalf of the First Lien Secured Parties, acknowledges and agrees that:
          (a) the grants of Liens pursuant to the First Lien Collateral Documents and the Second Lien Collateral Documents constitute two separate and distinct grants of Liens; and
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          (b) because of, among other things, their differing rights in the Collateral, the Second Lien Obligations are fundamentally different from the First Lien Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.
To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Lien Secured Parties and the Second Lien Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions in respect of Collateral or the proceeds thereof shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Lien Secured Parties), the First Lien Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, including any additional interest payable pursuant to the First Lien Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding, before any distribution in respect of Collateral or the proceeds thereof is made in respect of the claims held by the Second Lien Secured Parties, with the Second Lien Collateral Agent, for itself and on behalf of the Second Lien Secured Parties, hereby acknowledging and agreeing to turn over to the First Lien Collateral Agent, for itself and on behalf of the First Lien Secured Parties, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, provided, however, that if such turnover has the effect of reducing the claim or recovery of the Second Lien Secured Parties, the claim of the Second Lien Secured Parties shall be augmented by such amount.
     6.10 Proof of Claim. If a proper proof of claim has not been filed by the Second Lien Collateral Agent on behalf of the Second Lien Secured Parties in the form required in any Insolvency or Liquidation Proceeding at least five (5) days prior to the expiration of the time for filing thereof, the First Lien Collateral Agent shall have the right (but not the duty) to file an appropriate claim for and on behalf of the Second Lien Secured Parties with respect to any of the Second Lien Obligations or any of the Collateral. In furtherance of the foregoing, the Second Lien Collateral Agent hereby appoints the First Lien Collateral Agent as its attorney-in-fact, with full authority in the place and stead of the Second Lien Collateral Agent and full power of substitution and in the name of the Second Lien Secured Parties or otherwise, to execute and deliver any document or instrument that the First Lien Collateral Agent is required or permitted to deliver pursuant to this Section 6.10, such appointment being coupled with an interest and irrevocable.
     SECTION 7. Reliance; Waivers; Etc.
     7.1 Reliance. Other than any reliance on the terms of this Agreement, the First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Loan Documents, acknowledges that it and such First Lien Secured Parties have, independently and without reliance on the Second Lien Collateral Agent or any Second Lien Secured Parties, and based on documents and information deemed by
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them appropriate, made their own credit analyses and decisions to enter into such First Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the First Lien Credit Agreement or this Agreement. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, acknowledges that it and the Second Lien Secured Parties have, independently and without reliance on the First Lien Collateral Agent or any First Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Second Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Second Lien Loan Documents or this Agreement.
     7.2 No Warranties or Liability. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Loan Documents, acknowledges and agrees that each of the Second Lien Collateral Agent and the Second Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Second Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Obligations, acknowledges and agrees that the First Lien Collateral Agent and the First Lien Secured Parties have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The First Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under their respective First Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Second Lien Collateral Agent and the Second Lien Secured Parties shall have no duty to the First Lien Collateral Agent or any of the First Lien Secured Parties, and the First Lien Collateral Agent and the First Lien Secured Parties shall have no duty to the Second Lien Collateral Agent or any of the Second Lien Secured Parties, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with the Company or any Subsidiary Guarantor (including the First Lien Loan Documents and the Second Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.
     7.3 No Waiver of Lien Priorities.
          (a) No right of the First Lien Secured Parties, the First Lien Collateral Agent or any of them to enforce any provision of this Agreement or any First Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or any other Grantor or by any act or failure to act by any First Lien Secured Party or the First Lien Collateral Agent, or by any
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           noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the First Lien Loan Documents or any of the Second Lien Loan Documents, regardless of any knowledge thereof which the First Lien Collateral Agent or the First Lien Secured Parties, or any of them, may have or be otherwise charged with;
          (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Company and the other Grantors under the First Lien Loan Documents and subject to the provisions of Section 5.3(b)), the First Lien Secured Parties, the First Lien Collateral Agent and any of them may, at any time and from time to time in accordance with the First Lien Loan Documents and/or applicable law, without the consent of, or notice to, the Second Lien Collateral Agent or any Second Lien Secured Parties, without incurring any liabilities to the Second Lien Collateral Agent or any Second Lien Secured Parties and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy of the Second Lien Collateral Agent or any Second Lien Secured Parties is affected, impaired or extinguished thereby) do any one or more of the following:
     (i) except as otherwise set forth in this Agreement, change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the First Lien Obligations or any Lien on any First Lien Collateral or guaranty thereof or any liability of the Company or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the First Lien Obligations, without any restriction as to the amount, tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the First Lien Collateral Agent or any of the First Lien Secured Parties, the First Lien Obligations or any of the First Lien Loan Documents;
     (ii) subject to the provisions of this Agreement, sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the First Lien Collateral or any liability of the Company or any other Grantor to the First Lien Secured Parties or the First Lien Collateral Agent, or any liability incurred directly or indirectly in respect thereof;
     (iii) settle or compromise any First Lien Obligation or any other liability of the Company or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability (including the First Lien Obligations) in any manner or order; and
     (iv) exercise or delay in or refrain from exercising any right or remedy against the Company or any security or any other Grantor or any other Person, elect any remedy and otherwise deal freely with the Company, any other Grantor or any First Lien Collateral and any security and any guarantor or any liability of the Company or any other Grantor to the First Lien Secured Parties or any liability incurred directly or indirectly in respect thereof.
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          (c) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, also agrees that the First Lien Secured Parties and the First Lien Collateral Agent shall have no liability to the Second Lien Collateral Agent or any Second Lien Secured Parties, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any claim against any First Lien Secured Party or the First Lien Collateral Agent, arising out of any and all actions which the First Lien Secured Parties or the First Lien Collateral Agent may take or permit or omit to take with respect to: (i) the First Lien Loan Documents, (ii) the collection of the First Lien Obligations or (iii) the foreclosure upon, or sale, liquidation or other disposition of any First Lien Collateral, in every case if undertaken in accordance with applicable law. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees that the First Lien Secured Parties and the First Lien Collateral Agent have no duty to them in respect of the maintenance or preservation of the First Lien Collateral, the First Lien Obligations or otherwise; and
          (d) The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Collateral or any other similar rights a junior secured creditor may have under applicable law; provided that the foregoing shall not prevent the Second Lien Collateral Agent from exercising the rights of an unsecured creditor to seek appraisals or valuations so long as the same does not adversely affect the rights and remedies of the First Lien Secured Parties.
     7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the First Lien Collateral Agent and the First Lien Secured Parties and the Second Lien Collateral Agent and the Second Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
          (a) any lack of validity or enforceability of any First Lien Loan Documents or any Second Lien Loan Documents or the perfection of any liens thereunder;
          (b) except as otherwise set forth in the Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the First Lien Obligations or Second Lien Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any First Lien Loan Document or any Second Lien Loan Document;
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          (c) any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the First Lien Obligations or Second Lien Obligations or any guarantee thereof;
          (d) the commencement of any Insolvency or Liquidation Proceeding in respect of the Company or any other Grantor; or
          (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations, or of the Second Lien Collateral Agent or any Second Lien Secured Party in respect of this Agreement.
     SECTION 8. Miscellaneous.
     8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of the First Lien Loan Documents or the Second Lien Loan Documents, the provisions of this Agreement shall govern and control.
     8.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the First Lien Secured Parties may continue, at any time and without notice to the Second Lien Collateral Agent or any Second Lien Secured Party subject to the Second Lien Loan Documents, to extend credit and other financial accommodations and lend monies to or for the benefit of the Company or any Grantor constituting First Lien Obligations in reliance hereof. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the Company or any other Grantor shall include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect, (i) with respect to the Second Lien Collateral Agent, the Second Lien Secured Parties and the Second Lien Obligations, upon the later of (1) the date upon which the obligations under the Second Lien Credit Agreement terminate and payment has been made in full in cash of all other Second Lien Obligations outstanding on such date (subject to reinstatement on similar terms as set forth in Section 6.5 hereof as if applied to the Second Lien Obligations) and (2) if there are other Second Lien Obligations outstanding on such date, the date upon which such Second Lien Obligations terminate and (ii) with respect to the First Lien Collateral Agent, the First Lien Secured Parties and the First Lien Obligations, the date of Discharge of First Lien Obligations, subject to the rights of the First Lien Secured Parties under Section 6.5.
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     8.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Second Lien Collateral Agent or the First Lien Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each of the First Lien Collateral Agent (acting pursuant to the consent of the First Lien Required Lenders) and the Second Lien Collateral Agent (acting pursuant to the consent of the Second Lien Required Lenders) or its authorized agent (acting on similar authority in each case) and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, the Company shall not have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights are directly affected (which includes, but is not limited to any amendment to the Grantors’ ability to cause additional obligations to constitute First Lien Obligations or Second Lien Obligations as the Company may designate).
     8.4 Information Concerning Financial Condition of the Company and its Subsidiaries. The First Lien Collateral Agent and the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties and the Second Lien Collateral Agent, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Company and its Subsidiaries and all endorsers and/or guarantors of the First Lien Obligations or the Second Lien Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the First Lien Obligations or the Second Lien Obligations. The First Lien Collateral Agent and the First Lien Secured Parties shall have no duty to advise the Second Lien Collateral Agent or any Second Lien Secured Party of information known to it or them regarding such condition or any such circumstances or otherwise. In the event the First Lien Collateral Agent or any of the First Lien Secured Parties, in its or their sole discretion, undertakes at any time or from time to time to provide any such information to the Second Lien Collateral Agent or any Second Lien Secured Party, it or they shall be under no obligation (w) to make, and the First Lien Collateral Agent and the First Lien Secured Parties shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided, (x) to provide any additional information or to provide any such information on any subsequent occasion, (y) to undertake any investigation or (z) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
     8.5 Subrogation. The Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby waives any rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred.
     8.6 Application of Payments. All payments received by the First Lien Collateral Agent or the First Lien Secured Parties may be applied, reversed and reapplied, in whole or in part, to such part of the First Lien Obligations provided for in the First Lien Loan Documents. The Second Lien Collateral Agent, on behalf of itself and the
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Second Lien Secured Parties, assents to any extension or postponement of the time of payment of the First Lien Obligations or any part thereof and to any other indulgence with respect thereto, to any substitution, exchange or release of any security which may at any time secure any part of the First Lien Obligations and to the addition or release of any other Person primarily or secondarily liable therefor.
     8.7 SUBMISSION TO JURISDICTION; WAIVERS. (a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES AND ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.9; AND (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.
     (b) EACH OF THE PARTIES HERETO, ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO, ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO, ON BEHALF OF THE RESPECTIVE SECURED PARTIES IT REPRESENTS, FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A
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MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.7(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     8.8 Notices. All notices to the Second Lien Secured Parties and the First Lien Secured Parties permitted or required under this Agreement shall also be sent to the Second Lien Collateral Agent and the First Lien Collateral Agent, respectively (with a copy to the Company). Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
     8.9 Further Assurances. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Loan Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties under its Second Lien Loan Documents, and the Company, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the First Lien Collateral Agent or the Second Lien Collateral Agent may reasonably request to effectuate the terms of and the lien priorities contemplated by this Agreement.
     8.10 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     8.11 Binding on Successors and Assigns. This Agreement shall be binding upon the First Lien Collateral Agent, the First Lien Secured Parties, the Second Lien Collateral Agent, the Second Lien Secured Parties and their respective successors and assigns. If either of the First Lien Collateral Agent or the Second Lien Collateral Agent resigns or is replaced pursuant to the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable, its successor shall be deemed to be a party to this Agreement and shall have all of the rights of and be subject to all of the obligations of this Agreement.
     8.12 Specific Performance. Each of the First Lien Collateral Agent and the Second Lien Collateral Agent may demand specific performance of this Agreement. The First Lien Collateral Agent, on behalf of itself and the First Lien Secured Parties under its First Lien Loan Documents, and the Second Lien Collateral Agent, on behalf of itself and the Second Lien Secured Parties, hereby irrevocably waives any defense based
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on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any First Lien Collateral Agent or the Second Lien Collateral Agent, as the case may be.
     8.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     8.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
     8.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     8.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the First Lien Secured Parties and the Second Lien Secured Parties. No other Person shall have or be entitled to assert rights or benefits hereunder.
     8.17 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties on the one hand and the Second Lien Secured Parties on the other hand. None of the Company, any other Grantor or any other creditor thereof shall have any rights hereunder. Nothing in this Agreement is intended to or shall impair the rights or the obligations of the Company or of any other Grantor under the Loan Documents, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.
Terremark — Intercreditor Agreement

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as First Lien Collateral Agent,
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as Second Lien Collateral Agent
By:	/s/ Robert Hetu
	Name:	Robert Hetu
	Title:	Managing Director

By:	/s/ Denise L. Alvarez
	Name:	Denise L. Alvarez
	Title:	Associate

Terremark — Intercreditor Agreement

TERREMARK WORLDWIDE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

Terremark — Intercreditor Agreement

Acknowledged and Agreed to:
[To be executed by each Subsidiary Guarantor]

NAP OF THE AMERICAS/WEST, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TECOTA SERVICES CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK TRADEMARK HOLDINGS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERRENAP DATA CENTERS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

Terremark — Intercreditor Agreement

TERRENAP SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

OPTICAL COMMUNICATIONS, INC.
By:	/s/ Marvin Wheeler
	Name:	Marvin Wheeler
Title:

TECHNOLOGY CENTER OF THE AMERICAS, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

NAP OF THE AMERICAS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK LATIN AMERICA, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK EUROPE, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

Terremark — Intercreditor Agreement

TERREMARK FINANCIAL SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK FORTUNE HOUSE #1, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK MANAGEMENT SERVICES, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK REALTY, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

TERREMARK TECHNOLOGY CONTRACTORS, INC.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

SPECTRUM TELECOMMUNICATIONS CORP.
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

Terremark — Intercreditor Agreement

TERREMARK FEDERAL GROUP, INC.
By:	/s/ Nelson Fonseca
	Name:	Nelson Fonseca
	Title:	Treasurer & CFO

NAP OF THE CAPITAL REGION, LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
	Title:	EVP & Chief Financial Officer

DATA RETURN LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
Title:

DIGITAL OPS LLC
By:	/s/ Jose A. Segrera
	Name:	Jose A. Segrera
Title:

Terremark — Intercreditor Agreement